UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2015 (August 12, 2015)

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas New York, New York	10105
(Address of principal executive offices)	(Zip code)

212-479-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on August 12, 2015, New Senior Investment Group Inc. (the “Company”), through its wholly owned subsidiary (the “Purchaser”), completed the acquisition of a portfolio of private pay, independent living properties (collectively, the “Timber Portfolio”) pursuant to a Purchase and Sale Agreement (the “Purchase Agreement”) entered into on June 22, 2015, by and among the Purchaser and the sellers named therein. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 17, 2015 (the “Initial 8-K”) to include the pro forma financial information and the financial statements relating to the Timber Portfolio required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A. All other information in the Initial 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Pro forma financial information

The unaudited pro forma combined financial information of the Company as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014 and the notes thereto are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated in this Item 9.01(a) by reference.

The Timber Portfolio was acquired from unrelated parties. The Company is not aware, after reasonable inquiry, of any material factors relating to the operations of the Timber Portfolio, other than as disclosed in this Form 8-K/A, that would cause the reported historical financial information not to be necessarily indicative of future operating results. Material factors considered by the Company relating to the operations of the properties in assessing the acquisition of the Timber Portfolio include the number of units, occupancy rates, the geographical locations and the rent revenue as described elsewhere in this Form 8-K/A.

(b)	Financial statements of the businesses acquired

(3)

The Combined Statement of Revenues and Certain Operating Expenses of the Timber Portfolio for the six months ended June 30, 2015 (unaudited) is attached as Exhibit 99.2 to this Form 8-K/A and is incorporated in this Item 9.01(b) by reference.

The Combined Statement of Revenues and Certain Operating Expenses of the Timber Portfolio for the year ended December 31, 2014 was filed on the Company’s Current Report on Form 8-K on June 22, 2015 as Exhibits 99.2 and is incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma combined financial information of the Company as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014, and the related notes thereto.

99.2	Combined Statement of Revenues and Certain Operating Expenses of the Timber Portfolio for the six months ended June 30, 2015 (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: October 22, 2015	By:	/s/ Justine A. Cheng
	Name:	Justine A. Cheng
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma combined financial information of the Company as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014, and the related notes thereto.

99.2	Combined Statement of Revenues and Certain Operating Expenses of the Timber Portfolio for the six months ended June 30, 2015 (unaudited)

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